MONTHLY OPERATING REPORT
           Calendar Month January 1, 2002 to January 31, 2002

                     FINANCIAL BACKGROUND INFORMATION

1.     ACCOUNTING BASIS:   Cash [  ]         Accrual [X]

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

       Location: NxNetworks, Inc. 13595 Dulles Technology Drive, Herndon, VA 20171; Greg Washenko (CFO) 703-793-2059 and Jennifer Bell (Controller) 703-793-2076

3.     NUMBER OF EMPLOYEES paid during this period:  27

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period?

       Yes [  ]   No  [X].  If yes, explain below:

5.     Are all BUSINESS LICENSES current? Yes [ ]  No [X]  Not Applicable [ ]

6.     PRE-PETITION ACCOUNTS RECEIVABLE:

       Beginning Balance                $ 719,713
                                        -----------
       Collected this Period            $ 224,405
       Write-offs against allowance     $     119
                                        -----------
       Ending Balance                   $ 495,189

7.     POST-PETITION ACCOUNTS RECEIVABLE:

       0-30 Days: $569,093 31-60 Days: $275,108 Over 61-90 Days: $341,076
       Days over 90: $22,000

       If there are any post-petition Accounts Receivable over 60 days, provide schedule AR giving a listing of such accounts and explain the delinquencies.

8.     POST-PETITION ACCOUNTS PAYABLE:

       0-30 Days: $10,269 31-60 Days:  $87,035    Over 60 Days: $117,880

       If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes [ ] No [X] Payroll tax is current but sales, property and business taxes are overdue. On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.

10.    ESCROW ACCOUNTS. Are you utilizing your tax account only for deposits
       and payment of payroll and sales taxes?  Yes [X]   No [ ].  If no,
       explain: Payroll taxes were deposit to the payroll account during this period. Going forward payroll taxes will be deposited into the tax account.

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes [X] No [ ] Explain:

12.    INSURANCE EXPIRATION STATEMENT.  Policy expiration dates are:

       Auto & Truck  3/11/02          Liability 3/11/02
       Fire                           Workers Comp. 3/11/02

13.    ACTIONS OF DEBTOR.  During the last month, did the debtor:

       (A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
       Yes [ ]No [ ] Explain:

       (B) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the
       going-concern value of the assets of the debtor?  Yes [X]   No [ ]
       Explain:

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with con trol over any of the debtor's assets transfer, convey or abandon any of the debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?

       Yes [  ] No [X] Explain:

15.     PAYMENTS TO SECURED CREDITORS during reporting period:
        (Attach additional sheets, if necessary.)

Creditor       Freq. of Payments   Amount of    Next    Post Petition Payments
                 Per Contract        each     Payment         Not Made
                  (mo, qtr)         Payment     Due        Mo.       Amt.
------------------------------------------------------------------------------
None


16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period:
     (Attach additional sheets, if necessary.)


      Professional                     Service       Amount
      --------------------------------------------------------
      Richard Yalen                     CEO         $16,892.79
      Brown Rudnick Freed Gemser        Attorneys   $50,000.00

17.   QUARTERLY U.S. TRUSTEE FEES paid during reporting period:   $7,500.00

18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

      Dated: 2/15/02                             DEBTOR-IN-POSSESSION

Name/Title: Richard Yalen, CEO               By: /s/ Richard Yalen
                                                 -------------------------
Address: 13595 Dulles Technology Drive
         Herndon, VA 20171                   Phone:

                     UNITED STATES BANKRUPTCY COURT
                  FOR THE EASTERN DISTRICT OF VIRGINIA
                          Alexandria Division

IN re:                 )            Chapter 11
                       )            Case Number: 01-14223
                       )
                       )
         Debtor(s)     )
------------------------

                       Cash Disbursements Summary Report
                    Calendar Month Ending January 31, 2002


Total Disbursements from Operating Account
                            (See Note 1)         $510,605.53
                                                 ------------

Total Disbursements from Payroll Account
                            (See Note 2)         $105,692.99
                                                 ------------
Total Disbursements from Tax Escrow Account
                            (See Note 3)         $ 60,815.24
                                                 ------------
Total Disbursements from any other Account
                            (See Note 4)              0
                                                 ------------
Grand Total Disbursments from all Accounts       $683,113.76
                                                 ------------

Note 1 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor-in-possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

Note 2 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor-in-possession operating account, the debtor in possession tax escrow ac-count or other debtor-in-possession account where the disbursements will be listed on this report.

Note 3 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor-in-possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

Note 4 -- Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtors behalf (for example, disbursements made from a law firm's escrow account as a result of a sale of property.)

ATTACH A COPY OF THE MOST RECENT MONTHLY BANK STATEMENT FOR EACH DEBTOR-IN-POSSESSION ACCOUNT. (The page of the statement showing bank, account number and beginning and ending balance is sufficient.)

                              NXNETWORKS, INC.
                    CONSOLIDATED BALANCE SHEET - UNAUDITED
                               AS OF JANUARY 31, 2002


                  ASSETS
                  ------

CURRENT ASSETS
        Cash and cash equivalents                               523,322
        Pre-Petition Accounts Receivable                        495,189
        Post-Petition Accounts receivable                     1,207,277
           Less reserve for bad debt & returns                 (747,210)
        Receivables from Officers, Affiliates, Employees              -
        Inventory                                             2,930,221
        Other current assets
              Prepaids                                          512,041
                                                           ------------

                    Total Current Assets                      4,920,840

FIXED ASSETS
Property and Equipment                                        9,999,743
     Less: Accumulated Depreciation                          (9,395,478)
                                                           ------------
                    Total Fixed Assets                          604,265

OTHER ASSETS
Deposits                                                        659,584
Goodwill, Net                                                   370,876
                                                            -----------
                    Total Other Assets                        1,030,459
                                                            -----------
TOTAL ASSETS                                                  6,555,564
                                                            ===========

      LIABILITIES & STOCKHOLDER'S EQUITY
      ----------------------------------

POST-PETITION LIABILITIES:
        Accounts Payable                                        215,184
        Accrued Accounts Payable                                145,566
        Accrued liability for sub liquidation                   338,031
        Deferred Revenue                                        250,920
        Taxes Payable                                             2,149
                                                            -----------
                  Total Post-Petition Liabilities               951,850

PRE-PETITION LIABILITIES:
        Priority Claim                                          528,076
        Secured Claim                                           558,735
        Unsecured                                            13,088,400
        General pre-pretition accruals                        4,880,873

                 Total Pre-Petition Liabilities              19,056,085
                                                            -----------
             TOTAL LIABILITIES                               20,007,935
                                                            -----------
STOCKHOLDERS' EQUITY:
        Common Stock                                          2,430,230
        Preferred Stock                                       7,025,008
        APIC, net of filing fees                            283,967,334
        Deferred Compensation                                (2,347,751)
        Accumulated (deficit)/income - Pre-petition        (291,148,351)
        Accumulated (deficit)/income-Post-petition PY       (18,977,497)
        Accumulated (deficit)/income-Post-petition CY           312,940
        Warrants                                              6,322,333
        Notes Receivable from officer                        (1,000,000)
        Cummulative Translation Adj.                            (36,616)

             Total Stockholders' equity                     (13,452,371)
                                                           ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    6,555,564
                                                           ============

                             NXNETWORKS, INC.
         CASH FLOW STATEMENT (SOURCES (USES) OF CASH) - UNAUDITED
                         PAYROLL AND TAX ACCOUNTS
                    (BUSINESS DEBTOR, ACCRUAL BASIS)
                  CALENDAR MONTH ENDING JANUARY 31, 2002
               All figures refer to post-petition transactions


Net Income/(loss)                                    312,940

add expenses not requiring Cash:
   Depreciation                                       54,725
   Goodwill Amortization                              16,125
                                               ---------------
                                                      70,850
Other Sources (Uses) Cash:
Accounts receivable                                 (510,687)
Inventories                                           95,338
Other current assets                                 (16,948)
Deposits                                                 591
accounts payable                                    (149,433)
Accrued liabilities                                   75,295

   total other souces (uses) of cash                 (88,158)

Cash beginning                                       611,480

Cash ending                                          523,322

                                                          (0)

                          NX NETWORKS, INC.
                       MONTHLY OPERATING REPORT
                     INCOME STATEMENT - UNAUDITED
                    (BUSINESS DEBTOR, ACCRUAL BASIS)
            CALENDAR MONTH JANUARY 1 TO JANUARY 31, 2002


                                        For the Month Ended
                                        January 31, 2002
                                       --------------------

SALES:
    Product Sales                         271,214
    Service Sales                         335,546
                                       -----------
                                          606,760
                                       -----------
COST OF SALES:
    Product Cost of Sales - materials     127,713
    Product Cost of Sales -
       manufacturing overhead              69,947
    Service Costs -- includes payroll
        and other costs                    95,581
                                       -----------
                                          293,241
                                       -----------
GROSS MARGIN                              313,519
                                       -----------

OPERATING EXPENSES:
 OFFICER SALARIES (GROSS)                  33,892
 OTHER EMPLOYEES SALARIES (GROSS)         123,589
 TAXES (PAYROLL:  EMPLOYER'S SHARE)        16,403
 EMPLOYEE BENEFITS (insurance, pension,
                       etc.)                7,500
 TRAVEL & ENTERTAINMENT                     3,895
 TELEPHONE                                  6,330
 UTILITIES                                  3,200
 OFFICE SUPPLIES                            2,066
 POSTAGE & DUPLICATION                        169
 OFFICE RENT                               13,460
 REPAIR & MAINTENANCE                       3,831
 LEGAL                                     10,250
 ACCOUNTING                                   141
 MARKETING EXPENSE                            325
 TRANSFER AGENT FEE                         1,283
 INSURANCE                                 33,480
 BAD DEBT EXPENSE                        (400,000)
 SALES CONTRACTORS                          4,913
 CONSULTING                                60,335
 OTHER TAX                                  7,171
 OTHER EXPENSES                             1,059
                                       -----------
     Total operating expense          $   (66,706)
                                       -----------
OPERATING INCOME/(LOSS)/EBITDA            380,225

 DEPRECIATION                              54,725
 GOODWILL AMORTIZATION                     16,125
                                       -----------
                                           70,850

Other Income (Expenses)
    Interest Expense                            -
    Interest Income                             3
    Other Income                            3,562
                                       -----------
     Total income and other expense         3,565

                                       -----------
Net Income/(Loss)                    $    312,940
                                       ===========


POST PETITION AR AGING
as of 1/31/02
Customer Name                    1-30          31-60     61-90      91-120+        Total
--------------------------------------------------------------------------------------------
ALCATEL CIT                        0.00        221.14    6,891.00         0.00     7,112.14
ALCATEL e-BUSINESS             20,826.73         0.00        0.00         0.00    20,826.73
ALCATEL TELECOM LIMITED             0.00    68,776.83        0.00    22,000.00    90,776.83
ALIENWARE                           0.00        80.00        0.00         0.00        80.00
ANIXTER (U.K.) LIMITED              0.00     4,744.50        0.00         0.00     4,744.50
AT&T                           19,330.92         0.00        0.00         0.00    19,330.92
ATRION COMMUNICATIONS               0.00    11,022.50        0.00         0.00    11,022.50
AURORA TECHNOLOGIES LTD             0.00         0.00    1,350.90         0.00     1,350.90
BANK OF CHINA INTERNATIONAL     1,577.87         0.00        0.00         0.00     1,577.87
COHERENT LASER GROUP            2,924.82         0.00    2,924.82         0.00     5,849.64
COMPAQ COMPUTER INTERNATIONAL   2,766.18         0.00        0.00         0.00     2,766.18
COMPUTERBANK NETWORKING S.A.        0.00     6,910.80        0.00         0.00     6,910.80
CONAIR CORP                       150.00         0.00        0.00         0.00       150.00
CONTECH ELECTRONICS             1,192.80         0.00        0.00         0.00     1,192.80
DATAGENICS PTY LTD             24,999.99         0.00        0.00         0.00    24,999.99
DELTAWARE INC                       0.00     8,729.68        0.00         0.00     8,729.68
DXL ENTERPRISES, INC.         121,047.50    66,158.00        0.00         0.00   187,205.50
EDS HONG KONG LTD.             23,873.85         0.00        0.00         0.00    23,873.85
EUROPEAN SPACE AGENCY               0.00         0.00      890.70         0.00       890.70
FORTUNE INFORMATION TECHNOLO        0.00     2,760.00        0.00         0.00     2,760.00
FRAME SA                            0.00     3,784.15        0.00         0.00     3,784.15
FRITZ COMPANIES INC            13,832.93         0.00        0.00         0.00    13,832.93
GAYLORD BROS.                     876.00         0.00        0.00         0.00       876.00
GEMINI ASSOCIATES INC.              0.00         0.00        0.00         0.00         0.00
GIANT INFORMATION SYSTEMS          83.04        35.80        0.00         0.00       118.84
HITRON TECHNOLOGY INC.          5,640.00         0.00    4,199.61         0.00     9,839.61
HUNTINGTON MARKET                   0.00       200.00        0.00         0.00       200.00
INFORMATION SERVICES INT'L.         0.00     2,225.00        0.00         0.00     2,225.00
INFORMSVIAZ                        13.46       318.99   11,197.98         0.00    11,530.43
KODAK / IBM GLOBAL SVC              0.00         0.00      900.00         0.00       900.00
K-SOLUTIONS, INC.                 880.38         0.00    6,018.00         0.00     6,898.38
LOGICAL NETWORKS (EX ANITE)    27,486.90         0.00   27,486.90         0.00    54,973.80
LUCENT TECHNOLOGIES                 0.00         0.00   99,999.99         0.00    99,999.99
MACKAY COMMUNICATIONS          15,912.15         0.00        0.00         0.00    15,912.15
MBG/ELEKTRONIK AB               4,102.00         0.00    1,744.00         0.00     5,846.00
MOTION TELECOM TECHNOLOGY       8,130.00         0.00        0.00         0.00     8,130.00
MOTOROLA ING                        0.00         0.00        0.00         0.00         0.00
NATIONAL WATER COMMISSION           0.00         0.00   23,607.93         0.00    23,607.93
NEC CORPORATION                 7,831.18         0.00        0.00         0.00     7,831.18
NETCALL                             0.00         0.00      875.00         0.00       875.00
NEWMONT INTERNATIONAL          19,999.92         0.00        0.00         0.00    19,999.92
NEWMONT MINING CORPORATION      1,225.00         0.00        0.00         0.00     1,225.00
NULINK INC                          0.00         0.00      800.00         0.00       800.00
OMNES                          27,485.16         0.00   27,485.16         0.00    54,970.32
OMNES LTD                       9,965.81         0.00   11,007.29         0.00    20,973.10
PLAYDIUM CORPORATION            2,029.75         0.00        0.00         0.00     2,029.75
POLY LINK GATEWAY               8,456.84         0.00        0.00         0.00     8,456.84
PROBIL A.S.                    10,725.00         0.00        0.00         0.00    10,725.00
PSINET CANADA INC.,                 0.00     5,089.00        0.00         0.00     5,089.00
QXTEL LIMITED                       0.00     7,800.00    1,920.00         0.00     9,720.00
REPUBLIC TELCOM OF NE               0.00       300.00        0.00         0.00       300.00
ROCKBRIDGE GLOBAL VILLAGE           0.00       150.00      286.00         0.00       436.00
SEALED AIR CORPORATION          4,914.71         0.00    4,914.71         0.00     9,829.42
SES AMERICOM, INC.             13,554.75         0.00        0.00         0.00    13,554.75
SIEMENS AG                          0.00         0.00    3,770.80         0.00     3,770.80
SKYMAX COMMUNICATIONS            (850.00)        0.00        0.00         0.00      (850.00)
SOLECTEK                       11,400.00         0.00        0.00         0.00    11,400.00
TAKACHIHO KOHEKI CO.,LTD.      13,845.46    65,896.90        0.00         0.00    79,742.36
TELCO SOLUTIONS INC                 0.00     3,840.00        0.00         0.00     3,840.00
TELECAM S A                         0.00     3,199.90        0.00         0.00     3,199.90
TELECOMMUNICATIONS CONCEPTS    36,595.20         0.00        0.00         0.00    36,595.20
TELEDINAMICA MEXICANA DE       10,516.50         0.00        0.00         0.00    10,516.50
TELINDUS NETWORKS NV            3,096.92         0.00   42,720.12         0.00    45,817.04
TELUS COMMUNICATIONS EDTN IN        0.00         0.00   57,584.88         0.00    57,584.88
TESSERACT CORPORATION             450.00         0.00        0.00         0.00       450.00
THE FALLON CLINIC                   0.00       750.00        0.00         0.00       750.00
TOWN OF HUDSON NH                 203.40       906.83        0.00         0.00     1,110.23
TRANSACTION NETWORK SERVICES        0.00    11,108.50    2,500.00         0.00    13,608.50
WASHINGTON DATA SYSTEMS, INC        0.00        99.25        0.00         0.00        99.25
UNBILLED CONTRACT MAINTENANCE  92,000.00         0.00        0.00         0.00    92,000.00
                             ---------------------------------------------------------------
Grand Total                   569,093.12   275,107.77  341,075.79    22,000.00 1,207,276.68
                             ===============================================================


Accounts Payable
At January 31, 2002
Post Petition
VENDOR NAME                     CURRENT    OVER 30    TO 60      OVER 60     TOTAL
ACCENT PLANTSCAPING, INC          -         168.34      -          -         168.34
ADP, INC                          -           -         -        250.56      250.56
AT&T - 054 331 3299 001           -           -       25.90        -          25.90
AT&T -8001 507 0636               -           -         -        573.90      573.90
AT&T WIRELESS - 868-75608901      -           -       15.38        6.80       22.18
BEERS & CUTLER                    -           -         -      2,323.00    2,323.00
BELLSOUTH -70439892160273191      -          76.06      -          -          76.06
BENICOR ASSOCIATES, INC           -       1,732.09      -          -       1,732.09
CAPITOL EXHIBIT SERVICES INC      -         513.73      -          -         513.73
NOEL CHIAPPA                      -      10,016.00      -          -      10,016.00
CHUBB GROUP OF INSURANCE          -       9,586.39      -          -       9,586.39
CINGULAR WIRELESS -919129909      -          48.73    49.10        -          97.83
DELAWARE SECRETARY OF STATE       -          51.20 9,385.00        -       9,436.20
DHL                               -          77.87      -          -          77.87
EAGLE LEASING COMPANY             -            -     236.25        -         236.25
EQUISERVE LP                      -       1,283.36      -          -       1,283.36
FEDERAL EXPRESS - 104678394     16.22         9.02   297.63        -         322.87
FEDERAL EXPRESS - 238989264       -       2,840.25      -       264.67     3,104.92
FEDERAL EXPRESS - 238989469       -          73.88   113.47        -         187.35
FORTUNE INFORMATION TECHNLGY      -       1,934.92 1,067.46     650.80     3,653.18
FRINGE BENEFIT ADMINISTRATOR      -       5,104.00      -          -       5,104.00
GE GROUP LIFE ASSURANCE CO        -         982.20      -          -         982.20
IRON MOUNTAIN                     -         276.00      -          -         276.00
KASTLE SYSTEMS                    -         743.22      -          -         743.22
LEVERAGE SYSTEM TECHNOLOGIES      -         450.70      -          -         450.70
MCI - 1N070476                    -           -         -        25.88        25.88
MCI - 1N143231                    -           -         -        12.56        12.56
MCI - 1P249500                    -           -         -         7.57         7.57
MCI - 1P723190                    -           -         -         9.24         9.24
MENNINGERCARE SYSTEMS, INC        -           -         -       211.20       211.20
NET 2000 - 2001.0360.0203         -           -      118.25        -         118.25
NETSTAR NETWORK INTEGRATION       -           -    2,709.70        -       2,709.70
NEWARK ELECTRONICS                -           -      411.73        -         411.73
PAXTON RECORD RETENTION INC       -        629.81       -          -         629.81
PROVIDENT MUTUAL LIFE INS CO      -      3,481.11       -          -       3,481.11
QWEST - 9528318200772             -           -    1,183.77        -       1,183.77
KUROSH RAFII                      -         48.54       -          -          48.54
REAL ESTATE INVESTMENT MGRS       -           -         -     91,941.82   91,941.82
DIRK SNIDER                    469.22       46.62       -          -         515.84
TELINDUS - BELGIUM            (201.67)        -         -          -        (201.67)
UNDERWRITERS LABORATORIES         -           -       48.25        -          48.25
UPS - 03T94T                      -        108.16       -          -         108.16
UPS - 050488                      -      1,554.22       -          -       1,554.22
UPS - 231367                      -        111.55     18.64       77.57      207.76
VERIZON -00073643301622Y          -           -       89.79      153.68      243.47
VERIZON -1372101590Y              -           -      408.85        -         408.85
VERIZON -14160114667Y             -           -      291.35        -         291.35
VERIZON -50836691059280095        -        305.24    127.34        -         432.58
VERIZON -50836697020460098        -           -       44.43        -          44.43
VERIZON -50861644330650094        -           -       (2.98)      91.00       88.02
VERIZON -50870389998160074        -           -       24.08      246.91      270.99
VERIZON -50883105998490096        -        190.87    335.88        -         526.75
VERIZON -50889828001230090        -        775.81    995.46        -       1,771.27
VERIZON -50889890829210091        -         72.49    166.48        -         238.97
VERIZON -50889895134730091        -        226.08    348.05        -         574.13
VERIZON -50891292845920090        -        213.25    413.64        -         626.89
VERIZON -61781536401630085        -           -     (614.17)   2,056.51    1,442.34
WOODY BODE, LLC                   -     10,000.00       -          -      10,000.00
WORLDCOM - 01703161               -      1,144.76  1,137.06        -       2,281.82
WORLDCOM - 04245982               -      2,476.15    829.82        -       3,305.97
WORLDCOM - 102018              316.80      328.02    326.15      34.87     1,005.84
WORLDCOM - 90067606               -       (140.48)      -     7,721.99     7,581.51
WORLDCOM - 99148090               -      2,099.64  2,177.41   2,170.27     6,447.32
WORLDCOM - U05207                 -      3,229.50       -     6,459.00     9,688.50
WORLDCOM - XU31439                -      1,295.00       -     2,590.00     3,885.00
RICHARD YALEN                            9,668.81     91.68       -        9,760.49
                            -------------------------------------------------------
                            10,269.38   64,255.98 22,779.17  117,879.80  215,184.33
                            =======================================================
